Exhibit 10.76

2011 Plan — US certificate
Restricted Stock Unit Award Certificate

(Performance-based award)	ID: XXXXXXXX
Connaught House
1 Burlington Rd.
Dublin 4, Ireland

«FIRST_NAME» «MIDDLE_NAME» «LAST_NAME»	Option Number:
«ADDRESS_LINE_1»	Plan:
«ADDRESS_LINE_2»
«ADDRESS_LINE_3»
«CITY», «STATE» «ZIP_CODE»	ID:

Effective «GRANT_DATE», you have been granted a Restricted Stock Unit (“RSU”) award.  The RSU award is for a total of «SHARES_GRANTED» shares of Alkermes plc (the “Company”) ordinary shares.

The RSU award is granted under and is governed by the terms and conditions of this Restricted Stock Unit Award Certificate and the Alkermes plc 2011 Stock Option and Incentive Plan (the “Plan”).  Unless otherwise defined in this Award Certificate, all capitalized terms shall be as defined in the Plan.

The right to acquire the shares subject to the RSU award is based upon acknowledgement of such achievement of one of the following milestones by *** ADD ANY SPECIFIC DATE REQUIREMENT***, in each case as such achievement is confirmed by the Compensation Committee of the Board of Directors of the Company:

***ADD GOAL INFORMATION AND ANY RELEVANT FORFEITURE LANGUAGE***

*** ADD VESTING SCHEDULE***

You must be employed by the Company on a vesting date in order to receive the RSU award shares that vest on that date.  For the purpose of the terms of this RSU award, you will be deemed to be employed by the Company so long as you remain employed by a company which continues to be a subsidiary of the Company.

In the event of the termination of your employment with the Company by reason of death or permanent disability prior to the achievement of ***ADD ANY APPLICABLE CONDITION***, the RSU award shall be forfeited.  In the event of the termination of your employment with the Company by reason of death or permanent disability after the achievement ***ADD ANY APPLICABLE CONDITION***, the RSU award will vest in full on such termination of employment.

In the case of and subject to the consummation of a Sale Event, to the extent this RSU award is not exercisable immediately prior to the effective time of the Sale Event, it shall become fully vested and nonforfeitable as of the effective time of the Sale Event.

Alkermes plc	Date